SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2010

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 22, 2010, the Corporate Governance and Nominating Committee of the Board of Directors of VASCO Data Security International, Inc. (the “Company”) amended the Company’s Code of Conduct and Ethics (the “Code of Conduct”), which applies to the Company’s directors, executive officers and employees.

The Code of Conduct was amended to provide additional guidance relating to the U.S. Foreign Corrupt Practices Act. A copy of the Code of Conduct, as amended, is attached as Exhibit 14.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

14.1	VASCO Data Security International, Inc. and Subsidiaries Code of Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010	VASCO Data Security International, Inc.

/S/ CLIFFORD K. BOWN
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

14.1	VASCO Data Security International, Inc. and Subsidiaries Code of Conduct and Ethics